Exhibit 99.2
                                  ------------


Proposed Order Prepared and Submitted By:
-----------------------------------------

Penrod W. Keith (4860)
DURHAM JONES & PINEGAR
111 East Broadway, Suite 900
Salt Lake City, UT 84111
Telephone:  (801) 415-3000
Facsimile:  (801) 415-3500

Attorneys for Avalon Digital Marketing Systems,
Debtor and Debtor-In-Possession


                      IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE DISTRICT OF UTAH, CENTRAL DIVISION
--------------------------------------------------------------------------------


In re:                                      )
                                            ) Bankruptcy No.03-35180 GEC
AVALON DIGITAL MARKETING                    )
SYSTEMS f/k/a C5 Technologies, Inc.,        )
CaptureQuest, Inc., Bring It Home, Inc.     )
and Epenzio, Inc.                           )
                                            )          Chapter 11
         Debtor.                            )
--------------------------------------------------------------------------------


                     ORDER CONFIRMING DEBTOR'S FIRST AMENDED
                         PLAN OF REORGANIZATION PURSUANT
               TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
               --------------------------------------------------

         Avalon Digital Marketing Systems (the "Debtor"), having filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States

Code (the "Bankruptcy Code") on eptember 5, 2003 (the "Petition Date")

S commencing the above-captioned bankruptcy case (the "Bankruptcy Case"); and

         The Debtor having filed on May 28, 2004 the First Amended Plan of

Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, and

having filed, on August 13, 2004, a notice of non-substantive amendments thereto

(as amended, the "Plan"); and

         The Debtor having filed on May 28, 2004, the Disclosure Statement for the First Amended Plan of Reorganization Pursuant to Chapter 11 of the United

States Bankruptcy Code (as amended, the "Disclosure Statement"); and

         The Debtor having served on or about July 16, 2004, the Plan and

Disclosure Statement on all holders of Impaired Claims1 against the Debtor,

together with a solicitation of votes to accept or reject the Plan to those holders of Impaired Claims entitled to vote; and

         The Declaration of Ivan O. Bandiola certifying procedures for distribution of the Solicitation Packages and Notices of Non-Voting Status (the

"Solicitation Declaration") and the Declaration of Ryan L. Jensen certifying the tabulation of ballots received by the Debtor (the "Voting Declaration") having been filed with this Court on or about August 17, 2004; and

         The Court having reviewed and/or having been advised regarding the

Plan, the Disclosure Statement, any technical or non-material modifications of the Plan, and all filed objections and responses to, and statements and comments regarding, the Plan; and

         The Court having heard the statements of counsel in support of and in opposition to confirmation at the Confirmation Hearing, the Court having


-----------------

         (1) Unless otherwise specified, capitalized terms and phrases used herein have the same meaning ascribed them in the Plan. In accordance with Paragraph No. 1 of this Order, if there is any direct conflict between the terms of the Plan, the Disclosure Statement, the Mulligan Settlement, the Note and Warrant Purchase and Security Agreement, the Post Confirmation Estate Trust Agreement and all related documents and the terms of this Order, the terms of this Order shall control.

considered all testimony presented and evidence admitted by affidavits or otherwise at the Confirmation Hearing, and the Court having taken judicial notice of the papers and pleadings on file in the above-captioned Chapter 11

Case; and

         The Court having heard the statements on the record at the Confirmation

Hearing regarding the resolution of certain of the objections to, and replies in support of, confirmation of the Plan; and

         It appearing to the Court that: (a) notice of the Confirmation Hearing and the opportunity of any party in interest to object to Confirmation were adequate and appropriate as to all parties to be affected by the Plan and the transactions contemplated thereby; and (b) the legal and factual bases presented at the Confirmation Hearing establish just cause for the relief granted herein;

and

         The Court having been advised of a settlement agreement and mutual release between the Debtor, the Committee, The Mulligan Group, and the

principals of The Mulligan Group including amendments thereto (i) set forth in the Notice of Non-Material Amendments to the Plan and Mulligan Settlement

Agreement, filed with the Court and served on or about August 13, 2004 (the

"First Amendment"), and (ii) presented to the Court at the Plan Confirmation

Hearing on September 1, 2004 (the "Second Amendment"), which First Amendment and

Second Amendment are set forth and incorporated into the Amended and Restated

Settlement Agreement and Mutual Release attached hereto as Exhibit A (as attached, the "Mulligan Settlement Agreement"), which Mulligan Settlement

Agreement modifies the Plan's treatment of the Mulligan Group Secured Claim and grants exculpation protections to The Mulligan Group and its principals, and having reviewed the Debtor's motion to approve the Mulligan Settlement

Agreement.

         It appearing to the Court that: (a) the Plan complies in all material respects with the requirements of Section 1129 of the Bankruptcy Code; (b) the

Debtor has acted in good faith in proposing the Plan and the Purchaser has acted in good faith in connection with the proposed Note and Warrant Purchase and

Security Agreement; and having made other findings and conclusions on the record at the Plan Confirmation Hearing;

         NOW, THEREFORE

1. The Plan and each of its provisions shall be, and hereby are, confirmed and approved pursuant to Section 1129 of the Bankruptcy Code. The terms of the Plan are incorporated by reference into, and are an integral part of, this

Confirmation Order. Notwithstanding the foregoing, if there is any direct conflict between the terms of the Plan, the Disclosure Statement, the Note and

Warrant Purchase and Security Agreement, the Post Confirmation Estate Trust

Agreement and all related documents and the terms of this Confirmation Order,

the terms of this Confirmation Order shall control. All objections and responses to, and statement and comments regarding, the Plan, to the extent not already withdrawn or resolved pursuant to representations on the record at the

Confirmation Hearing, shall be, and hereby are, overruled.

         2. The Note and Warrant Purchase and Security Agreement ("Investment

Agreement") and all other transactional documents related to the Plan and

Disclosure Statement are approved. All shares issued to holders of General

Unsecured Claims and Equity Security Holders pursuant to Section 1145 of the

Bankruptcy Code pursuant to the Plan shall be duly authorized and validly issued and outstanding and free and clear of any encumbrance of any kind. All other shares to be issued pursuant to the Plan and Investment Agreement, including the shares to be issued to the Investor and the shares/options to be issued to The

Mulligan Group under the Management Option Plan, may be issued as contemplated by the Note and Warrant Purchase and Security Agreement, the Registration Rights

Agreement and related documents and as allowed by otherwise applicable law.

         3. The Mulligan Settlement Agreement is approved in all respects and the Plan shall be modified in accordance therewith, including, without limitation, modifications with respect to: (a) the treatment of the Mulligan

Group Secured Claim; (b) the issuance of the Option Shares; (c) the exculpation and release of The Mulligan Group and its principals; and (d) the funds distributed to the Post Confirmation Estate Trust.

         4. Consistent with the Mulligan Settlement Agreement, the total amount of The Mulligan Group Secured Claim shall be reduced to, and allowed in the amount of $116,690, plus accrued interest thereon at 6% per annum from the

Petition Date. Accordingly, Article III, Section B, Paragraph 1 of the Plan is

deleted in its entirety and replaced with the following:

                  Class 1A -- The Mulligan Group Secured Claim. On the Effective Date or as reasonably practicable thereafter, the Mulligan Group Secured Claim shall be reduced to the total amount of $116,690. That amount shall bear interest from the Petition Date at 6% per annum. On the Effective Date or as reasonably practicable thereafter, the Debtor shall distribute to the Mulligan Group the amount of $95,630, which shall reduce the Mulligan Group Secured Claim. The remaining portion of the Mulligan Group Secured Claim shall be evidenced by a secured promissory note (the "Mulligan Group Note"), in a form and substance reasonably acceptable to the Mulligan Group, with provisions which (a) preserve the Mulligan Group's existing security interest and lien in property of the Reorganized Debtor, (b) provide for interest at 6% per annum on the unpaid balance, and (c) provide for the payment of the remaining balance of the Mulligan Group Secured Claim in three equal monthly installments over the course of 3 consecutive months, with the first installment due 30 days after the Effective Date, the second installment due 60 days after the Effective Date and the final installment due 90 days after the Effective Date.

         5. The Mulligan Group shall be made a party to the Registration Rights

Agreement with respect to the Option Shares. The Mulligan Group shall receive rights and benefits under the Registration Rights Agreement that are no less favorable than the rights and benefits provided to any other party thereto.

         6. The Purchase Price adjustments presented to the Court at the

September 1, 2004 Plan Confirmation Hearing, as summarized in Exhibit B attached hereto, including the negotiated professional fee caps and working capital revisions are approved and the Debtor is authorized to use the proceeds from the

Purchase Price in the manner indicated on Exhibit B.

                                 Effective Date

         7. The Effective Date of the Plan shall be the first Business Date on which all conditions specified in Article XI, Sections A and B of the Plan have been satisfied or waived pursuant to Article XI, Section C of the Plan, but in any event, the Effective Date shall occur no later than 60 days after entry of this Confirmation Order. If the Effective Date does not occur within 60 days of entry of this Confirmation Order, unless the Court orders otherwise, this

Confirmation Order shall automatically revoked and become null and void.

                             Effects of Confirmation

         8. Exemptions from Taxation. Pursuant to Section 1146(c) of the

Bankruptcy Code, the issuance, transfer or exchange of any security under the

Plan, or the making or delivery of an instrument of transfer under or in contemplation of the Plan may not be taxed under any law imposing a stamp tax or similar tax and the appropriate state and governmental agents shall be, and hereby are, directed to forego the collection of any such tax and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax.

         9. Executory Contracts and Unexpired Leases Generally. Any and all

executory contracts or unexpired leases which have not expired by their own terms on or prior to the Effective Date, which have not been assumed, assumed and assigned, or rejected with the approval of the Bankruptcy Court, which are not the subject of a motion to assume the same pending as of the Effective Date,

shall be deemed rejected by the Debtor on the Effective Date or as otherwise agreed by the Debtor and the relevant parties, and the entry of this

Confirmation Order shall constitute approval of such rejections pursuant to 11

U.S.C. ss.ss. 365(a) and 1123.

         10. Claims for Rejection Damages. If the rejection of an executory contract or unexpired lease by the Debtor results in damages to the other party or parties to such contract or lease, then any claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtor, its estate, its property or assets,

its agents, successors or assigns, unless a proof of claim is filed with the

Bankruptcy Court and served upon counsel for the Debtor on or before thirty (30)

days after the latest to occur of: (a) the Confirmation Date; (b) the date of entry of an order by this Court authorizing rejection of a particular executory contract or unexpired lease; and (c) the date upon which a particular executory contract or unexpired lease is rejected.

         11. Exculpation. The exculpation provisions contained in the Plan are fair and equitable, are given for valuable consideration, are in the best interests of the Debtor and its Chapter 11 estate, and shall be effective and binding upon all persons and entities.

         12. Binding Nature of the Plan. In accordance with Section 1141 of the

Bankruptcy Code, the Plan, its provisions, and this Confirmation Order are binding upon the Debtor, the Committee, the Purchaser, the Post Confirmation

Estate Trust, the Plan Administrator, any other Entity created pursuant to the

Plan, any Entity acquiring or receiving property under the Plan, any holder of a

Claim or Equity Interest, whether or not the Claim or Interest is Allowed under

11 U.S.C. ss. 502 or impaired under the Plan, and whether or not the holder of such Claim or Equity Interest has filed, or is deemed to have filed, a proof of claim or equity interest or has accepted or rejected the Plan.

         13. Transfer to the Post Confirmation Estate Trust. Pursuant to Section

1141 of the Bankruptcy Code, on the Effective Date, except as otherwise provided in the Plan, all of the Post Confirmation Estate Trust Assets shall be transferred to and vested in the Post Confirmation Estate Trust, free and clear of any and all liens, claims encumbrances and interests, and all such liens,

claims, encumbrances and interests shall be extinguished. The transfers of property by the Debtor to the Post Confirmation Estate Trust, and by the Post

Confirmation Estate Trust to the holders of Claims under the Plan, are for good and valuable consideration and are in the ordinary course of the Debtor's business and (i) do not and shall not constitute avoidable transfers under the

Bankruptcy Code or applicable non-bankruptcy law, and (ii) do not and shall not subject the Post Confirmation Estate Trust to any liability by reason of such transfers under the Bankruptcy Code or under applicable non-bankruptcy law,

including, without limitation, any laws affording successor or transferee liability.

         14. Discharge and Permanent Injunction. Pursuant to Section 1141(d)(1)

of the Bankruptcy Code, the Debtor is discharged, as of the date of entry of this Confirmation Order, from all applicable debts arising prior to the date of entry of this Confirmation Order, as more fully set forth in Section 1141.

Pursuant to Section 524 of the Bankruptcy Code, this discharge operates as an injunction against the commencement or continuation of actions against the

Debtor, as more fully set forth in Section 524.

         15. Injunctions and Stays Remain in Effect Until Effective Date. Unless

otherwise provided in the Plan, all injunctions and stays provided for in the

Chapter 11 Case, pursuant to Sections 105 and 362 of the Bankruptcy Code or otherwise, that are in existence on the Confirmation Date shall remain in full force and effect until the Effective Date; provided, however, that nothing herein shall bar the taking of such other actions as are necessary to effectuate the transactions specifically contemplated by the Plan or by this Confirmation

Order.

                 Matters Relating to Implementation of the Plan

         16. Immediate Effectiveness; Successors and Assigns. Immediately upon the entry of this Order, the terms of the Plan shall be, and hereby are, deemed binding upon the Debtor, the Committee, the Purchaser, the Plan Administrator,

the Post Confirmation Estate Trust and any and all holders of Claims or Equity

Interests (irrespective of whether such Claims or Interests are impaired under the Plan or whether the holders of such Claims or Interests have accepted or are deemed to have accepted the Plan), any an all non-Debtor parties to executory contracts and unexpired leases with the Debtor, and the respective heirs,

executors, administrators, successors or assigns, if any, of any of the foregoing.

         17. Corporate Authorization. The appropriate officers of the Debtor and members of the board of directors of the Debtor are authorized and hereby directed to issue, execute and deliver any agreements, documents, securities and instruments contemplated by the Plan in the name of, and on behalf of, the

Debtor. All matters provided under the Plan involving the corporate structure of the Debtor shall be deemed authorized and approved without any requirement of further action by the Debtor, the Debtor's shareholders or the Debtor's board of directors.

         18. Plan Administrator. On the Effective Date, the person designated by the Debtor and the OCUC shall be the Plan Administrator pursuant to the Plan and serve in such capacity in accordance with the Plan and the Post Confirmation

Estate Trust. The Plan Administrator's compensation shall be set forth in documentation to be filed with the Court on the Effective Date or as soon as reasonably practical thereafter.

         19. Cancellation of Notes, Instruments, Debentures, Interests and

Equity Securities. On the Effective Date, except to the extent provided otherwise in the Plan, all notes instruments, certificates and other documents evidencing Claims and all Equity Interests in the Debtor shall be canceled and deemed terminated.

         20. Distributions. The distributions provisions of the Plan shall be,

and hereby are, approved. The Debtor and the Post Confirmation Estate Trust, as

the case may be, shall make all distributions required under the Plan. The Plan

Administrator, as the plan administrator on behalf of the Post Confirmation

Estate Trust, will administer all Claims and make all distributions required under the Plan, to the extent not administered or satisfied by the Debtor.

         21. Preservation of Bankruptcy Causes of Action. The Plan Administrator

shall retain all rights on behalf of the Debtor and the Post Confirmation Estate

Trust to commence and pursue any and all Bankruptcy Causes of Action (under any theory of law, including, without limitation, the Bankruptcy Code, and in any court or other tribunal including, without limitation, in an adversary proceeding filed in the Debtor's Chapter 11 Case).

         22. No Waiver of Bankruptcy Causes of Action. The Debtor's failure to list any Bankruptcy Causes of Action or Unknown Causes of Action in the

Disclosure Statement or Plan shall in no way limit the rights of the Debtor or

Plan Administrator to pursue such Bankruptcy Causes of Action or Unknown Causes of Action following the Effective Date.

         23. Limitations on Professional Fees. The following professionals shall have be limited in their reimbursement for professional fees under Sections 330 and 331 of the Bankruptcy Code to the amounts specified for the period beginning at the petition date of this case up to and including September 22, 2004: Durham

Jones & Pinegar shall be limited to $90,000 exclusive of all amounts already received in payment for fees and reimbursement of expenses in this case; counsel for the creditors committee, Pryor Cashman Shermann & Flynn L.L.P., and LeBoeuf

Lamb Greene & MacRae, L.L.P. shall be limited to $114,000; Graves Dougherty

Hearon & Moody shall be limited to $15,000.

                    Post Confirmation Estate Trust Agreement

         24. The Post Confirmation Estate Trust Agreement, as amended and modified, shall be, and hereby is, confirmed and approved.

                            Retention of Jurisdiction

         25. Notwithstanding the entry of this Confirmation Order or the occurrence of the Effective Date, this Court shall retain jurisdiction over the

Chapter 11 Case, and shall retain exclusive jurisdiction over any matter arising under the Bankruptcy Code related to the Chapter 11 Case and/or the Plan, after the Confirmation Date and after the Effective Date, to the greatest extent permitted by applicable law, as more fully set forth in the Plan and Disclosure

Statement.

                            Dissolution of Committee

         26. On the Effective Date, the OCUC shall be dissolved and the members thereof shall be released and discharged from all rights and duties arising from, and/or related to, the Chapter 11 Case; provided, however, that the dissolution of the OCUC shall not impair: (a) the OCUC's ability, prior to the

Effective Date, to designate, along with the Debtor, the Plan Administrator; or

(b) the rights/ability of the OCUC to pursue and have allowed the administrative claim of its professionals for service during the course of this Chapter 11

Case.

                           Payment of Statutory Fees

         27. On or prior to the Effective Date, the Debtor shall pay all fees payable pursuant to 28 U.S.C. ss. 1930. Any and all fees payable pursuant to 28

U.S.C. ss. 1930 after the Effective Date shall be payable only on account of the

Post Confirmation Estate Trust.

                   Bankruptcy Professionals Fees and Expenses

         28. Fee Applications. Any person or entity seeking allowance of final compensation or reimbursement of expenses for professional services rendered to the Debtor or in relation to this Chapter 11 Case pursuant to Sections 327, 328,

330, 331, 503(b) and 1103 of the Bankruptcy Code shall file and serve an application for allowance of final compensation for services rendered and reimbursement of related expenses incurred on or before the Confirmation Date or in connection with the Chapter 11 Case (each, an "Application"), on each of the following entities not later than sixty (60) days after the Effective Date:

To the Debtor:                                To the Purchasers:

Robert I. Webber                              Avalon Acquisition Company., LLC
Avalon Digital Marketing Systems, Inc.        Networks Direct, Inc.
5255 N. Edgewood Drive, Suite 250             c/o David L. Barrack
Provo, UT 84604                               FULBRIGHT & JAWORSKI L.L.P.
Telephone: (801) 225-7073                     666 Fifth Avenue
                                              New York, New York  10103
                                              Telephone (212) 318-3302

To the Debtor's Counsel:                      To the OCUC Counsel:

Penrod W. Keith                               Tina Niehold Moss
Ryan L. Jensen                                Dallas L. Albaugh
DURHAM JONES & PINEGAR                        PRYOR CASHMAN SHERMAN & FLYNN LLP
111 East Broadway, Suite 900                  410 Park Avenue
Salt Lake City, UT 84111                      New York, NY 10022
Telephone:  (801) 415-3000                    Telephone:  (212) 421-4100

         29. Final Fee Hearing. A hearing to consider the Applications so served and filed shall be held before this Court as soon as counsel may be heard and according to the Court's calendar.

         30. Fee Application Requirements. Each Application shall comply with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, the

Local Bankruptcy Rules and orders of this Court.

         31. Services Rendered and Expenses Incurred After the Effective Date.

No Applications shall be filed for compensation and reimbursement by professional persons for services rendered or expenses incurred on or after the

Effective Date, and such compensation and reimbursement may be paid by the

Reorganized Debtor in accordance with the Plan, the Post Confirmation Estate

Trust Agreement, ordinary business practices, and without order of the Court.

                      Administrative Expense Claim Bar Date

         32. As set forth in Section C of the Plan, requests for payment of outstanding Administrative Claims arising on or prior to the Confirmation Date shall be filed within 30 days after the Confirmation Date or be discharged and forever barred, except as otherwise provided in the Plan.

                                  Miscellaneous

         33. Distributions. Subject to Bankruptcy Rule 9010, and except as provided in the Plan, distributions and deliveries to holders of Allowed Claims shall be made at the address of each such holder as set forth on the schedules filed with the Bankruptcy Court, unless superseded by the address set forth on proofs of claim filed by such holders, or the last known address of such a holder if no proof of claim is filed, or if the Debtor has been notified in writing of a change of address.

         34. Conditions Precedent to Confirmation. All conditions precedent to confirmation, as set forth in the Plan, have been met or waived.

         35. Modification to the Post Confirmation Estate Trust Agreement.

Without need for further order or authorization of the Court, the Debtor, the

Committee and/or the Plan Administrator, as applicable, are authorized and empowered to make any and all modifications to any and all documents included as part of, and related to, the Post Confirmation Estate Trust Agreement that do not materially modify the terms of such documents and that are consistent with the Plan and this Confirmation Order.

         36. Amendment of Monthly Operating Reports. Within 60 day of entry of this Confirmation Order, the Debtor shall revise its monthly operating reports,

previously filed in this case, to reflect a more accurate statement of its potential administrative and priority tax claims.(2)

         37. Integration of Provisions. The provisions of this Confirmation

Order are integrated with each other and are nonseverable and mutually dependent.

         38. Notice. Within five (5) days of entry of this Order, the Debtor shall mail to all creditors and other parties in interest a copy of this Order

(without the exhibits thereto, unless such exhibits are subsequently requested in writing). Such notice of this Order to known parties-in-interest is adequate and satisfies the requirements of Bankruptcy Rule 2002 and 3020(c).


--------------------

         (2) Based on evidence presented at the Plan Confirmation Hearing, the Court was advised that the Debtor's monthly operating reports have overstated some of the Debtor's liabilities, particularly relating to tax liability. As a result of ongoing discussions with the Internal Revenue Service and the Delaware Department of State, the Debtor now believes that its tax liability as it relates to the State of Delaware and the Internal Revenue Service, is significantly less than what was previously thought.

        39. Final  Order. This Confirmation Order is a final order and the period in which an appeal must be filed shall commence upon the entry hereof.

         40. Plan Modifications. Pursuant to Section 1127 of the Bankruptcy Code

and Bankruptcy Rule 3019, any technical amendments or non-material modifications to the Plan shall be and are hereby approved.


        IT IS SO ORDERED

        Dated: November 3, 2004

                                                /s/ Sid Brooks
                                                ------------------------------
                                                The Honorable Sidney B. Brooks
                                                United States Bankruptcy Judge


APPROVED AS TO FORM:




     /s/ Penrod Keith
-------------------------------------        ---------------------------------
DURHAM JONES & PINEGAR                       PRYOR CASHMAN SHERMAN & FLYNN LLP
Penrod W. Keith                              Tina Niehold Moss
111 East Broadway, Suite 900                 Dallas L. Albaugh
Salt Lake City, UT 84111                     410 Park Avenue
                                             New York, NY 10022
Counsel for Avalon Digital Marketing
Debtor in Possession                         Counsel for the Official Committee
                                             of Unsecured Creditors

     /s/ David L. Barrack                         /s/ Matthew C. Fleming
-------------------------------------        ---------------------------
FULBRIGHT & JAWORSKI LLP                     STOEL RIVES LLP
David L. Barrack                             Matthew C. Fleming
666 Fifth Avenue                             201 South Main Street
New York, New York  10103                    Suite 1100
Telephone (212) 318-3302                     Salt Lake City, Utah 84111-4904

Counsel for the Purchaser                    Counsel for The Mulligan Group